Supplement to the

Fidelity® Tax-Free Money Market Fund (FMOXX)

A Class of shares of Fidelity Cash Management Funds: Tax-Exempt Fund

A Fund of Fidelity Newbury Street Trust

STATEMENT OF ADDITIONAL INFORMATION

December 30, 2014

The following information replaces similar information found in the "Description of the Trust" section on page 35.

Custodian. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

TFMB-15-01  June 1, 2015
1.779043.113

Supplement to the

Tax-Exempt Fund: Premium Class (FZEXX)

A Class of Shares of Fidelity® Cash Management Funds: Tax-Exempt Fund

A Fund of Fidelity Newbury Street Trust

STATEMENT OF ADDITIONAL INFORMATION

March 31, 2015

The following information replaces the similar information found in the "Description of the Trust" section on page 35.

Custodian. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

P12B-15-01  June 1, 2015
1.9865196.100

Supplement to the

Fund	Capital Reserves Class	Daily Money Class	Advisor B Class	Advisor C Class
Government Fund	FTBXX	FLFXX
Prime Fund	FPRXX	FDAXX
Tax-Exempt Fund	FERXX	FDEXX
Treasury Fund	FSRXX	FDUXX	FDBXX	FDCXX

Funds of Fidelity Newbury Street Trust

STATEMENT OF ADDITIONAL INFORMATION

December 30, 2014

On or about May 15, 2015, Government Fund is merging into Fidelity® Government Money Market Fund. References to Government Fund throughout this Statement of Additional Information will no longer be applicable after that date.

The following information supplements fundamental investment limitation information found in the "Investment Policies and Limitations" section on page 3.

Short Sales

For Treasury Fund:

The fund may not sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts are not deemed to constitute short sales.

Margin Purchases

For Treasury Fund:

The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that the fund may make initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts.

The following information replaces similar fundamental investment limitation information found in the "Investment Policies and Limitations" section on page 5.

Pooled Funds

For each fund:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following information replaces similar information found in the "Description of Trust" section on page 41.

Custodians. The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of Government Fund, Prime Fund, and Treasury Fund. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of Tax-Exempt Fund. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets of Government Fund, Prime Fund, and Treasury Fund in connection with repurchase agreement transactions.

DMFB-15-03  June 1, 2015
1.480137.124